Exhibit 10.5

AMENDED AND RESTATED

ENVIRONMENTAL INDEMNITY

THIS AMENDED AND RESTATED ENVIRONMENTAL INDEMNITY AGREEMENT (this “Indemnity”) is entered into as of the 22nd day of February, 2005, by LAS VEGAS SANDS, INC., a Nevada corporation (“LVSI”), VENETIAN CASINO RESORT, LLC, a Nevada limited liability company (“VCR”), LIDO CASINO RESORT, LLC, a Nevada limited liability company (“LCR”, jointly and severally with LVSI and VCR, the “Company”), to and for the benefit of THE BANK OF NOVA SCOTIA, as administrative agent (the “Administrative Agent”) for itself and the other agents and lenders under the Credit Agreement referred to below.

W I T N E S S E T H:

A. LVSI and VCR have heretofore entered into that certain Credit Agreement dated as of August 20, 2004 (the “Existing Agreement”) with the Administrative Agent, Goldman Sachs Credit Partners L.P. (“GSCP”), as syndication agent, sole lead arranger and sole bookrunner, certain financial institutions as lenders and other parties, pursuant to which such lenders extended certain senior credit facilities to Borrowers. Repayment of the loans made pursuant to the Existing Agreement and performance of the other obligations of Borrowers thereunder have been secured in part by that certain Environmental Indemnity given by the Company dated as of August 20, 2004 (the “Environmental Indemnity”).

B. LVSI, VCR, The Bank of Nova Scotia, in its capacity as Administrative Agent and as joint lead arranger and joint bookrunner, GSCP as syndication agent, joint lead arranger and joint bookrunner, and Commerzbank AG, The CIT Group\Equipment Financing, Inc. and Wells Fargo Foothill, Inc., as documentation agents (the “Documentation Agents”) (the Administrative Agent, GSCP, the Documentation Agents and any other agent appointed under the Credit Agreement (as defined below), each an “Agent” and together the “Agents”), and the financial institutions from time to time party thereto (the “Lenders”) have entered into an Amended and Restated Credit Agreement (as modified, amended or supplemented from time to time, the “Credit Agreement”) which amends and restates in its entirety the Existing Agreement.

C. The loans made pursuant to the Credit Agreement (the “Loans”) are secured in part by (i) that certain Amended and Restated Deed of Trust of even date herewith executed by LVSI and VCR, as trustor, to First American Title Insurance Company, as trustee, in favor of the Administrative Agent on behalf of the Lenders, as beneficiary, (ii) that certain Amended and Restated Deed of Trust of even date herewith executed by the LCR, as trustor, to First American Title Insurance Company, as trustee, in favor of the Administrative Agent on behalf of the Lenders, as beneficiary, and (iii) such other deeds of trust that may be entered into by the Company for the benefit of Administrative Agent on behalf of the Lenders (the “Deeds of Trust”) which Deeds of Trust encumber the real property described on Exhibit A attached hereto (the “Real Property”), and the improvements now or hereafter constructed thereon (which improvements, together with the Real Property, shall hereinafter be referred to as the “Property”).

D. The Company desires to amend and restate the Environmental Indemnity in its entirety to expressly acknowledge and affirm the continuing effectiveness of the Environmental Indemnity, as amended and restated hereby, under and pursuant to the Credit Agreement.

E. The Lenders have made it a condition of the Lenders making the Loans that this Indemnity be executed and delivered by the Company.

F. The obligations of the Company hereunder are unsecured obligations of the Company.

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt of which is hereby acknowledged, the Company covenants and agrees to and for the benefit of the Agents and the Lenders, and hereby amends and restates the Environmental Indemnify, as follows:

1. Definitions.

(a) “Claims” means any and all actual out-of-pocket costs incurred by an Indemnified Party (as defined below) (including, without limitation, reasonable attorneys’ fees and expenses, which fees and expenses shall include, without limitation, fees and expenses of both outside and staff counsel), expenses, losses, damages, liabilities, fines, penalties, charges, injury to person, property, or natural resources, administrative and judicial proceedings and orders, injunctive relief, judgments, remedial action requirements and enforcement actions of any kind, arising directly or indirectly, in whole or in part, out of or attributable to (i) any breach or default by the Company in the performance of any of its obligations under paragraphs 3(a)-(d) hereof, or (ii) any Release (as defined below) or threatened Release, whether foreseeable or unforeseeable, arising prior to any release, reconveyance or foreclosure of any Deed of Trust (or following any such release, conveyance or foreclosure to the extent attributable to pre-existing conditions), or conveyance in lieu of foreclosure; and in each instance, regardless of when such Release, inaccuracy or breach is discovered and regardless of whether or not caused by or in the control of the Company, any employees, agents, contractors or subcontractors of the Company or any third persons. Without limiting the generality of the foregoing and for purposes of clarification only, Claims also include:

(i) actual out-of-pocket costs reasonably incurred by an Indemnified Party in connection with (x) determining whether the Property is in compliance with all applicable Hazardous Substances Laws (as hereinafter defined), (y) taking any necessary precautions required by Hazardous Substances Law to protect against any Release or threatened Release, or (z) any removal, remediation of any kind and disposal of any Hazardous Substances (as hereinafter defined) required by Hazardous Substances Law, and

(ii) any repair of any damage to the Property or any other property caused by any such precautions, removal, remediation or disposal, except damage caused by or resulting from the gross negligence or willful misconduct of any of the Indemnified Parties.

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The rights of the Indemnified Parties hereunder shall not be limited by any investigation or the scope of any investigation undertaken by or on behalf of the Agents or Lenders in connection with the Property prior to the date hereof. Notwithstanding the foregoing, Claims shall exclude any Release caused by or resulting from the negligence or misconduct of any of the Indemnified Parties.

(b) “Hazardous Substances” means and includes any flammable explosives, radioactive materials or hazardous, toxic or dangerous wastes, substances or related materials or any other chemicals, materials or substances, exposure to which is prohibited, limited or regulated by any federal, state, county, regional or local authority or which, even if not so regulated, may or could pose a hazard to the health and safety of the occupants of the Property or of property adjacent to the Property, including, but not limited to, asbestos, PCBs, petroleum products and byproducts (including, but not limited to, crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), substances defined or listed as “hazardous substances,” “hazardous materials,” “hazardous wastes” or “toxic substances” or similarly identified in, pursuant to, or for purposes of, any of the Hazardous Substances Laws, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, as now or hereafter amended (42 U.S.C. Section 9601, et seq); the Hazardous Materials Transportation Act, as now or hereafter amended (49 U.S.C. Section 1801, et seq); the Resource Conservation and Recovery Act, as now or hereafter amended (42 U.S.C. Section 6901, et seq); any so-called “Superfund” or “Superlien” law; or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material; or any substances or mixture regulated under the Toxic Substance Control Act of 1976, as now or hereafter amended (15 U.S.C. Section 2601 et seq); and any “pollutant” under the Clean Water Act, as now or hereafter amended (33 U.S.C. Section 1251 et seq); and any hazardous air pollutant under the Clean Air Act (42 U.S.C. Section 7901 et seq), in each case as now or hereafter amended.

(c) “Hazardous Substances Laws” means all federal, state and local environmental, health or safety laws, ordinances, regulations, rules of common law or policies regulating Hazardous Substances, including, without limitation, those governing the generation, use, refinement, handling, treatment, removal, storage, production, manufacture, transportation or disposal of Hazardous Substances, as such laws, ordinances, regulations, rules and policies may be in effect from time to time and be applicable to the Property.

(d) “Indemnified Parties” means each Agent and Lender and each of their respective directors, officers, shareholders, agents, employees, participants, successors and assigns and shall also include any purchasers of all or any portion of the Property at any foreclosure sale and the initial purchaser following the consummation of any deed in lieu of foreclosure, but not including any other purchasers of the Property.

(e) “Release” means any presence, use, generating, storing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Substances into the environment, or about, on, from, under, within or affecting the Property, or transported to or from the Property, including continuing migration of Hazardous Substances into or through soil, surface water or groundwater.

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2. Environmental Indemnification by the Company.

(a) The Company hereby agrees to defend (with counsel reasonably approved by the Administrative Agent), indemnify and hold the Indemnified Parties harmless from and against, and shall reimburse the Indemnified Parties for, any and all Claims.

(b) Indemnified Parties shall have the right to employ independent counsel reasonably satisfactory to the Company to represent it in any action or proceeding to which this Indemnity is applicable if and to the extent that the Indemnified Parties determine in good faith that their rights and interests may be compromised or not fully and adequately represented by legal counsel acting for the Company, whether on account of any potential defenses that the Company may have to its obligations under this Indemnity or otherwise, and in such event the reasonable fees and expenses of the Indemnified Party’s independent counsel shall be paid by the Company.

(c) Subject to the last sentence of Section 1(a) above, the Company’s obligations hereunder shall not be diminished or affected in any respect as a result of any notice or disclosure, if any, to, or other knowledge, if any, by, any Indemnified Party of any Release or threatened Release, or as a result of any other matter related to the Company’s obligations hereunder, nor shall any Indemnified Party be deemed to have permitted or acquiesced in any Release or any breach of the Company’s other obligations hereunder, solely because any Indemnified Party had notice, disclosure or knowledge thereof, whether at the time this Indemnity is delivered or at any time thereafter.

(d) This Indemnity shall not be limited by any representation, warranty or indemnity of the Company made herein or in connection with any indebtedness secured by the Deeds of Trust, irrespective of whether the Company has knowledge as of the date of each Deed of Trust, or during the term of each Deed of Trust, of the matters to which such representation, warranty or indemnity relates.

3. Environmental Covenants.

(a) The Company shall not, and shall use commercially reasonable efforts to not permit any tenants or other occupants of the Property to, at any time in the future, cause or permit a Release, except in compliance with applicable Hazardous Substances Laws and good and customary practices.

(b) The Company shall give prompt written notice to the Administrative Agent of any pending Claims, or of any Proceedings (as such term is defined in the Credit Agreement) arising pursuant to Hazardous Substances Laws.

(c) The Company shall give prompt written notice to the Administrative Agent of the Company’s discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Hazardous Substances Laws including, without limitation, the Company’s discovery of any occurrence or condition on the Property or on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be classified as a

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hazardous waste property or border-zone property, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Hazardous Substances Laws.

(d) In the event that any investigation, site monitoring, containment, cleanup, removal, restoration, precautionary actions or other remedial work of any kind or nature (hereinafter, “Remedial Work”) is required under any applicable Hazardous Substances Laws as a result of, or in connection with, any Release, suspected Release, or threatened Release, the Company shall within thirty (30) days after receipt of information that such Remedial Work is or may be required (or such shorter period of time as may be required under applicable law, regulation, order or agreement), commence the performance of, or cause to be commenced, and thereafter diligently prosecute to completion, the performance of all such Remedial Work in compliance with all applicable Hazardous Substances Laws. All Remedial Work shall be performed by one or more contractors, approved in advance in writing by the Administrative Agent, and under the supervision of a consulting engineer approved in advance in writing by the Administrative Agent, which consent shall not be unreasonably withheld. All costs and expenses of such Remedial Work shall be paid by the Company, including, without limitation, the charges of such contractor(s) and/or the consulting engineer, and the Indemnified Parties’ reasonable attorneys’ fees and costs, including, without limitation, fees and costs of both outside and staff counsel incurred in connection with monitoring or review of such Remedial Work. In the event the Company shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the performance of such Remedial Work, the Administrative Agent or any other Indemnified Party may, but shall not be required to, cause such Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, shall be deemed Claims hereunder.

4. Liability.

(a) Notwithstanding any other provisions of this Indemnity or any of the Loan Documents (as such term is defined in the Credit Agreement), any liability of the Company hereunder shall be its personal liability (but such personal liability shall not be deemed to incorporate personal liability of its directors, officers, employees or agents), and may be asserted against its interest in the Property as well as against any and all of its other assets.

(b) Without limiting the foregoing, the obligations of the Company hereunder shall survive the following events, to the maximum extent permitted by law: (i) repayment of the Obligations (as such term is defined in the Credit Agreement) and any judicial or nonjudicial foreclosure under any Deed of Trust or conveyance in lieu of such foreclosure, notwithstanding that all or any portion of any other obligations secured by the such Deed of Trust shall have been discharged thereby, (ii) any election by any Indemnified Party to purchase all or any portion of the Property at a foreclosure sale by crediting all or any portion of the obligations secured by any Deed of Trust against the purchase price therefor (except to the extent and only to the extent that such Indemnified Party has specifically elected in writing in its sole discretion to credit against the purchase price any Claims hereunder which were liquidated in amount at the time of such foreclosure sale, it being presumed for these purposes that the obligations secured by such Deed of Trust shall be discharged by any such crediting in the order set forth in such Deed of Trust), (iii) any release or reconveyance of either Deed of Trust, any waiver of the lien of either Deed of Trust, or any release or waiver of any other security for the

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Obligations, and (iv) any termination, cancellation or modification of any Loan Document. Upon and following the occurrence of any of the foregoing, the obligations of the Company hereunder shall be unsecured obligations, and shall be enforceable against the Company to the fullest extent permitted by applicable law.

(c) The obligations of the Company hereunder are not intended to be the obligations of a surety or guarantor. The liability of the Company under this Indemnity shall in no way be limited or impaired by (i) any extensions of time for performance required by the any Loan Document; (ii) the accuracy or inaccuracy of any representations and warranties made by the Company in any of any Loan Documents; or (iii) the release of any person or entity from performance or observance of any of the agreements, covenants, terms, or conditions contained in any of the Loan Documents by operation of law or otherwise.

(d) The rights and remedies of the Indemnified Parties under this Indemnity (i) shall be in addition to any other rights and remedies of such Indemnified Parties under any Loan Documents or at law or in equity, and (ii) may be enforced by any of the Indemnified Parties, to the maximum extent permitted by law, without regard to or affecting any rights and remedies that such Indemnified Party may have under any Loan Documents or at law or in equity, and without regard to any limitations on such Indemnified Party’s recourse for recovery of the Obligations as may be provided in any Loan Documents.

5. Site Visits, Observation and Testing. The Administrative Agent and any of the other Indemnified Parties and their respective agents and representatives shall have the right at any reasonable time, and upon reasonable prior notice, but subject to the rights of tenants under their leases, to enter and visit the Property to make such inspections and inquiries as they shall deem appropriate, including inspections for violations of any of the terms of this Indemnity and for determining the existence, nature and magnitude of any past or present Release or threatened Release, and they shall also have the right, following any Event of Default (as defined in the Credit Agreement), or where the Administrative Agent has a reasonable basis upon which to believe that the Property may be harmed, unsafe or contaminated, and upon reasonable prior notice, to enter and visit the Property to make such tests (including, without limitation, taking and removing soil or groundwater samples) as they shall deem appropriate. Neither the Administrative Agent nor any of the other Indemnified Parties have any duty, however, to visit or observe the Property or to conduct tests, and no site visit, observation or testing by the Administrative Agent or any other Indemnified Party shall impose any liability on the Administrative Agent or such other Indemnified Party. In no event shall any site visit, observation or testing by the Administrative Agent or any other Indemnified Party be a representation that Hazardous Substances are or are not present in, on or under the Property, or that there has been or shall be compliance with any Hazardous Substances Laws or any other applicable governmental law. Neither the Company nor any other party is entitled to rely on any site visit, observation or testing by the Administrative Agent or any other Indemnified Party. Neither the Administrative Agent nor any of the other Indemnified Parties owe any duty of care to protect the Company or any other party against, or to inform the Company or any other party of, any Hazardous Substances or any other adverse condition affecting the Property. The Administrative Agent and any other Indemnified Party shall give the Company reasonable notice before entering the Property, and shall make reasonable efforts to avoid interfering with the Company’s use of the Property in exercising any rights provided in this paragraph 5. The

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Administrative Agent’s rights under this Indemnity are for the purpose of protecting and preserving the value of its collateral, and neither the Administrative Agent or any Indemnified Party shall be considered an operator of the Property by virtue of exercising its rights hereunder.

6. Interest Accrued. Any amount owed hereunder to an Indemnified Party not paid within thirty (30) days after written demand from such Indemnified Party with an explanation of the amounts claimed shall bear interest at a rate per annum equal to the maximum interest rate applicable to overdue principal set forth in the Credit Agreement.

7. Subrogation of Indemnity Rights. If the Company fails to fully perform its obligations hereunder, any Indemnified Party shall be entitled to pursue any rights or claims that the Company may have against any present, future or former owners, tenants or other occupants or users of the Property, any portion thereof or any adjacent or proximate properties, relating to any Claim or the performance of Remedial Work, and the Company hereby assigns all of such rights and claims to the Indemnified Parties under such circumstances and shall take all actions required by the Indemnified Parties to cooperate with such Indemnified Parties in enforcing such rights and claims under such circumstances.

8. Reliance. The Company acknowledges that it is making and giving the indemnities and representations and covenants contained in this Indemnity with the knowledge that the Agent and Lenders are relying on such indemnities and representations and covenants in making the Obligations to the Company.

9. Successors and Assigns. This Indemnity shall inure to the benefit of each Indemnified Party’s successors and assigns, and shall be binding upon the heirs, successors, and assigns of the Company. The Company shall not assign any rights or obligations under this Indemnity without first obtaining the written consent of the Administrative Agent, which may be given or withheld in the sole discretion of the Administrative Agent. Notwithstanding any other provision of this Indemnity to the contrary, the Company shall not be released from its obligations hereunder without obtaining the written consent of the Administrative Agent, which consent may be given or withheld in the sole discretion of the Administrative Agent. Nothing herein shall be deemed to be a consent to the transfer of the Property which transfer would be otherwise prohibited by any Document.

10. Miscellaneous. This Indemnity shall be governed by and construed in accordance with the laws of the State of Nevada. If this Indemnity is executed by more than one person or entity, the liability of the undersigned hereunder shall be joint and several. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and the Company hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments. In no event shall any provision of this Indemnity be deemed to be a waiver of or to be in lieu of any right or claim, including, without limitation, any right of contribution or other right of recovery, that any party to this Indemnity might otherwise have against any other party to this Indemnity under any Hazardous Substances Laws. If any term of this Indemnity or any application thereof shall be invalid, illegal or unenforceable, the remainder of this Indemnity and any other application of such term shall not be affected thereby. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right.

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11. Notices. All notices expressly provided hereunder to be given by Administrative Agent to the Company and all notices and demands of any kind or nature whatsoever which the Company may be required or may desire to give to or serve on the Administrative Agent shall be in writing and shall be served by certified mail, return receipt requested, or by a reputable commercial overnight carrier that provides a receipt, such as Federal Express. Notice shall be addressed as follows:

The Company:	Las Vegas Sands, Inc.
3355 Las Vegas Boulevard, South
Las Vegas, Nevada 89109
Attn: General Counsel
Telecopy No: (702) 414-4421

with a copy to:	Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas, 24th Floor
New York, New York, 10019-6064
Attn: John Kennedy, Esq.
Telecopy No: (212) 757-3990

Administrative Agent:	The Bank of Nova Scotia
580 California Street, Suite 2100
San Francisco, California 94104
Attn: Allan Pendergast
Telecopy No.: (415) 397-0791

with a copy to:	The Bank of Nova Scotia
600 Peachtree Street, N.E.
Atlanta, Georgia 30308
Attn: Robert Ivy
Telecopy No.: (404) 888-8998

12. Attorneys’ Fees and Expenses. If any Agent or Lender refers this Indemnity or any of the other Loan Documents to an attorney to enforce, construe or defend the same, as a consequence of any Event of Default (as such term is defined in the Credit Agreement), with or without the filing of any legal action or proceeding, the Company shall pay to the Administrative Agent, immediately upon demand, the amount of all attorneys’ fees and costs incurred by the Administrative Agent in connection therewith, together with interest thereon from the date of award at the maximum interest rate applicable to overdue principal set forth in the Credit Agreement

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[ENVIRONMENTAL INDEMNITY - LVSI]

IN WITNESS WHEREOF, this Indemnity is executed as of the day and year first above written.

The Company:

LAS VEGAS SANDS, INC., a Nevada corporation

By:	/s/ BRADLEY K. SERWIN
Name:
Title:

[ENVIRONMENTAL INDEMNITY - VCR]

VENETIAN CASINO RESORT, LLC, a Nevada limited liability company

BY:	LAS VEGAS SANDS, INC., a Nevada corporation, its managing member

	By:	/s/ BRADLEY K. SERWIN
Name:
Title:

[ENVIRONMENTAL INDEMNITY - LCR]

LIDO CASINO RESORT, LLC, a Nevada limited liability company

By:	LIDO INTERMEDIATE HOLDING COMPANY, LLC, its managing member

	By:	VENETIAN CASINO RESORT, LLC, its managing member

		By:	LAS VEGAS SANDS, INC., its managing member

			By:	/s/ BRADLEY K. SERWIN
Name:
Title:

Exhibit A

The Real Property

Real property in the City of Las Vegas, County of Clark, State of Nevada, described as follows:

PARCEL 1: (Parcels 1 thru 5 = Lido Parcels)

A PARCEL OF LAND SITUATE IN THE WEST HALF (W 1/2) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA,

BEING A PORTION OF VENETIAN COMMERCIAL SUBDIVISION AS SHOWN ON THE FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION IN PLATS BOOK 85, PAGE 20, CLARK COUNTY OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTER QUARTER CORNER OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., AS SHOWN ON PARCEL MAP IN FILE 33, PAGE 98 OF CLARK COUNTY RECORDS, CLARK COUNTY, NEVADA; FROM WHENCE THE CENTER SOUTH 1/16TH CORNER OF SAID SECTION 16 BEARS SOUTH 00°24’18” EAST A DISTANCE OF 1331.31 FEET; THENCE TO THE CENTERLINE INTERSECTION OF KOVAL LANE AND SANDS AVENUE, NORTH 00°24’18” WEST A DISTANCE OF 10.00 FEET; THENCE ALONG THE CENTERLINE OF SANDS AVENUE, NORTH 88°41’36” WEST A DISTANCE OF 114.70 FEET; THENCE CONTINUING ALONG SAID CENTERLINE OF SANDS AVENUE THROUGH A TANGENT CURVE TO THE RIGHT, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 600.00 FEET, A CENTRAL ANGLE OF 59°35’58”, AND AN ARC LENGTH OF 624.13 FEET; THENCE DEPARTING SAID CENTERLINE OF SANDS AVENUE, SOUTH 60°54’23” WEST A DISTANCE OF 50.00 FEET TO A POINT ON THE WEST RIGHT-OF-WAY OF SAID SANDS AVENUE AND THE POINT OF BEGINNING; THENCE ALONG THE BOUNDARY OF LOT 2 UNIT 1 PER RECORD OF SURVEY FILED IN FILE 96, PAGE 37 OF SURVEYS, SOUTH 51°34’35” WEST A DISTANCE OF 172.55 FEET; THENCE NORTH 88°58’54” WEST A DISTANCE OF 380.30 FEET; THENCE NORTH 01°00’00” EAST A DISTANCE OF 39.17 FEET; THENCE NORTH 89°00’00” WEST A DISTANCE OF 10.67 FEET; THENCE NORTH 01°00’00” EAST A DISTANCE OF 38.67 FEET; THENCE SOUTH 89°00’00” EAST A DISTANCE OF 10.67 FEET; THENCE NORTH 01°00’00” EAST A DISTANCE OF 38.17 FEET; THENCE NORTH 88°59’59” WEST A DISTANCE OF 443.56 FEET; THENCE NORTH 89°05’40” WEST A DISTANCE OF 290.87 FEET TO A POINT ON THE EAST RIGHT-OF-WAY OF U.S. HIGHWAY NO.91 (LAS VEGAS BLVD.); THENCE ALONG SAID EAST RIGHT-OF-WAY, NORTH 27°59’16” EAST A DISTANCE OF 44.56 FEET; THENCE CONTINUING ALONG SAID EAST RIGHT-OF-WAY, NORTH 28°18’42” EAST A DISTANCE OF 435.15 FEET; THENCE DEPARTING SAID EAST RIGHT-OF-WAY, SOUTH 61°41’18” EAST A DISTANCE OF 176.18 FEET; THENCE SOUTH 88°58’39” EAST A DISTANCE OF 138.25 FEET TO A POINT ON THE EAST LINE OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 16; THENCE ALONG SAID EAST LINE, NORTH 01°01’21” EAST A DISTANCE OF 367.30 FEET; THENCE DEPARTING SAID EAST LINE NORTH 88°58’39” WEST A DISTANCE OF 30.00 FEET; THENCE NORTH 01°01’21” EAST A DISTANCE OF 30.67

FEET TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY OF SANDS AVENUE; THENCE ALONG SAID SOUTHERLY RIGHT-OF-WAY THE FOLLOWING NINE (9) COURSES: SOUTH 80°04’05” EAST A DISTANCE OF 188.69 FEET; THENCE ALONG A CURVE TO THE RIGHT, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 295.00 FEET, A CENTRAL ANGLE OF 17°19’28”, AND AN ARC LENGTH OF 89.20 FEET; THENCE THROUGH A POINT OF REVERSE CURVATURE ALONG A CURVE TO THE LEFT, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 305.00 FEET, A CENTRAL ANGLE 05°51’27”, AND AN ARC LENGTH OF 31.18 FEET; THENCE THROUGH A POINT OF REVERSE CURVATURE ALONG A CURVE TO THE RIGHT, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 457.50 FEET, A CENTRAL ANGLE OF 18°51’52”, AND AN ARC LENGTH OF 150.63 FEET; THENCE THROUGH A POINT OF COMPOUND CURVATURE ALONG A CURVE TO THE RIGHT, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 537.86 FEET, A CENTRAL ANGLE OF 29°12’50”, AN ARC LENGTH OF 274.24 FEET; THENCE SOUTH 20°31’22” EAST A DISTANCE OF 304.01 FEET TO A NON-TANGENT CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 15.00 FEET AND A RADIAL BEARING OF SOUTH 08°59’10” EAST; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 78°27’48”, AND AN ARC LENGTH OF 20.54 FEET; THENCE SOUTH 20°31’22” EAST A DISTANCE OF 8.35 FEET; THENCE ALONG A CURVE TO THE LEFT, CONCAVE NORTHEASTERLY, WITH A RADIUS OF 650.00 FEET, A CENTRAL ANGLE OF 08°34’16”, AND AN ARC LENGTH OF 97.23 FEET TO THE POINT OF BEGINNING.

SAID LAND IS ALSO DESCRIBED AS LOT TWO (2) AS SHOWN ON A RECORD OF SURVEY FILE 96 PAGE 37 OF SURVEYS, CLARK COUNTY OFFICIAL RECORDS.

NOTE: THE ABOVE LEGAL DESCRIPTION WAS PREPARED BY NOAH REYNOLDS AT HORIZON SURVEYS, 9901 Covington Cross Drive # 190, Las Vegas, Nevada 89144

EXCEPTING THEREFROM: (CONGRESS FACILITY)

A PORTION OF LOT 2 AS SHOWN IN FILE 96, PAGE 37 OF SURVEYS AND BEING A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85, PAGE 20 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND ALSO BEING A PORTION OF LOT “A” AS PER RECORD OF SURVEY FILE 122, PAGE 62 OF OFFICIAL CLARK COUNTY RECORDS, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW1/4) OF SAID SECTION 16, BEING A POINT ON THE CENTERLINE OF KOVAL LANE; THENCE ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 16 AND THE CENTERLINE OF SAID KOVAL LANE, NORTH 00°24’18” WEST, 10.00 FEET

TO THE CENTERLINE OF SANDS AVENUE (WEST); THENCE ALONG THE CENTERLINE OF SAID SANDS AVENUE, NORTH 88°41’36” WEST, 114.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 600.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE AND CENTERLINE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 59°35’58”, AN ARC LENGTH OF 624.13 FEET; THENCE DEPARTING SAID CENTERLINE, ALONG A RADIAL BEARING OF SOUTH 60°54’23” WEST, 50.00 FEET TO THE MOST EASTERLY CORNER OF SAID LOT 2; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 2, SOUTH 51°34’35” WEST, 47.14 FEET TO THE POINT OF BEGINNING; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 2 THE FOLLOWING SEVEN (7) COURSES: (1) SOUTH 51°34’35” WEST, 125.41 FEET; (2) NORTH 88°58’54” WEST, 380.30 FEET; (3) NORTH 01°00’00” EAST, 39.17 FEET; (4) NORTH 89°00’00” WEST, 10.67 FEET; (5) NORTH 01°00’00” EAST, 38.67 FEET; (6) SOUTH 89°00’00” EAST, 10.67 FEET; (7) NORTH 01°00’00” EAST, 38.17 FEET; THENCE CONTINUING NORTH 01°00’00” EAST, 100.31 FEET; THENCE SOUTH 89°04’06” EAST, 340.30 FEET; THENCE NORTH 00°55’54” EAST, 48.75 FEET; THENCE SOUTH 89°04’06” EAST, 39.64 FEET; THENCE SOUTH 00°57’00” WEST, 29.17 FEET; THENCE SOUTH 89°04’04” EAST, 48.70 FEET; THENCE SOUTH 00°55’54” WEST, 35.08 FEET; THENCE SOUTH 89°04’00” EAST, 17.62 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 299.52 FEET, FROM WHICH BEGINNING THE RADIUS BEARS NORTH 88°52’29” EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 24°13’18”, AN ARC LENGTH OF 126.62 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JULY 14, 2004 IN BOOK 20040714 AS INSTRUMENT NO. 04837.

FURTHER EXCEPTING THEREFROM AN AIRSPACE PARCEL MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LEGAL DESCRIPTION - LOT A-1

A PORTION OF LOT 2 AS SHOWN IN FILE 96, PAGE 37 OF SURVEYS AND BEING A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85, PAGE 20 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND ALSO BEING A PORTION OF LOT “A” AS PER RECORD OF SURVEY FILE 122, PAGE 62 OF OFFICIAL CLARK COUNTY RECORDS, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW1/4) OF SAID SECTION 16, BEING A POINT ON THE CENTERLINE OF KOVAL LANE; THENCE ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW 1/4)

OF SAID SECTION 16 AND THE CENTERLINE OF SAID KOVAL LANE, NORTH 00°24’18” WEST, 10.00 FEET

TO THE CENTERLINE OF SANDS AVENUE (WEST); THENCE ALONG THE CENTERLINE OF SAID SANDS AVENUE, NORTH 88°41’36” WEST, 114.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 600.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE AND CENTERLINE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 59°35’58”, AN ARC LENGTH OF 624.13 FEET; THENCE DEPARTING SAID CENTERLINE, ALONG A RADIAL BEARING OF SOUTH 60°54’23” WEST, 50.00 FEET TO THE MOST EASTERLY CORNER OF SAID LOT 2; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 2, SOUTH 51°34’35” WEST, 47.14 FEET TO THE POINT OF BEGINNING; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 2 THE FOLLOWING SEVEN (7) COURSES: (1) SOUTH 51°34’35” WEST, 125.41 FEET; (2) NORTH 88°58’54” WEST, 380.30 FEET; (3) NORTH 01°00’00” EAST, 39.17 FEET; (4) NORTH 89°00’00” WEST, 10.67 FEET; (5) NORTH 01°00’00” EAST, 38.67 FEET; (6) SOUTH 89°00’00” EAST, 10.67 FEET; (7) NORTH 01°00’00” EAST, 38.17 FEET; THENCE CONTINUING NORTH 01°00’00” EAST, 100.30 FEET; THENCE SOUTH 89°04’06” EAST, 340.30 FEET; THENCE NORTH 00°55’54” EAST, 48.75 FEET; THENCE SOUTH 89°04’06” EAST, 39.64 FEET; THENCE SOUTH 00°57’00” WEST, 29.17 FEET; THENCE SOUTH 89°04’04” EAST, 48.70 FEET; THENCE SOUTH 00°55’54” WEST, 35.08 FEET; THENCE SOUTH 89°04’00” EAST, 17.62 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 299.52 FEET, FROM WHICH BEGINNING THE RADIUS BEARS NORTH 88°52’29” EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 24°13’18”, AN ARC LENGTH OF 126.62 FEET TO THE POINT OF BEGINNING.

LOT A-1 ABOVE IS ALSO SHOWN AS LOT A-1 ON RECORD OF SURVEY FILED IN FILE 124, PAGE 55 OF OFFICIAL CLARK COUNTY RECORDS.

LOT A-1 IS AN ABOVE GROUND LOT WITH THE FOLLOWING VERTICAL CONSTRAINTS: A LOWER PLACE ELEVATION OF 2090.29 FEET AND AN UPPER PLAIN ELEVATION OF 2109.79 FEET, BASED ON THE NORTH AMERICAN VERTIFICAL DATUM OF 1988.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED AUGUST 30, 2002 IN BOOK 20020830 AS INSTRUMENT NO. 04166.

TOGETHER WITH THAT PORTION OF SANDS AVENUE AS VACATED BY CLARK COUNTY IN AN ORDER OF VACATION RECORDED SEPTEMBER 23, 2002 IN BOOK 20020923 AS INSTRUMENT NO. 00803 OF OFFICIAL RECORDS.

PARCEL 2:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS, EGRESS AND PARKING AS CREATED BY THAT CERTAIN SECOND AMENDED AND

RESTATED RECIPROCAL EASMENT, USE AND OPERATING AGREEMENT RECORDED JUNE 14, 2004 IN BOOK 20040614 AS INSTRUMENT NO. 02783 AND BY AMENDMENT THERETO RECORDED AUGUST 11, 2004 IN BOOK 20040811 AS INSTRUMENT NO. 03279 OF OFFICIAL RECORDS.

PARCEL 3: (VAGABOND)

THAT PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., LYING EAST OF U.S. HIGHWAY NO. 91 (LAS VEGAS BLVD.), DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF THE SAID U.S. HIGHWAY NO. 91 (LAS VEGAS BLVD.), BEING THE SOUTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY B.E. FARNSWORTH, ET UX, TO MANLEY E. REITZ, BY DEED SHOWN AS DOCUMENT NO. 162990, CLARK COUNTY, NEVADA RECORDS; THENCE SOUTH 88°58’39” EAST ALONG THE SOUTH LINE OF THE SAID CONVEYED PARCEL, A DISTANCE OF 115.42 FEET; THENCE SOUTH 28°04’50” WEST A DISTANCE OF 46.60 FEET; THENCE SOUTH 61°56’10” EAST A DISTANCE OF 21.22 FEET; THENCE SOUTH 28°04’50” WEST A DISTANCE OF 27.35 FEET; THENCE SOUTH 61°56’10” EAST A DISTANCE OF 52.00 FEET TO A POINT IN THE EAST LINE OF THE SAID SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4); THENCE SOUTH 01°01’21” WEST ALONG THE LAST MENTIONED EAST LINE, A DISTANCE OF 268.16 FEET; THENCE NORTH 88°58’39” WEST A DISTANCE OF 138.25 FEET; THENCE NORTH 61°41’18” WEST A DISTANCE OF 176.18 FEET TO A POINT IN THE EAST LINE OF U.S. HIGHWAY NO. 91; THENCE NORTH 28°18’42” EAST ALONG THE SAID EAST LINE, A DISTANCE OF 322.41 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION WAS PREPARED BY NOAH REYNOLDS AT HORIZON SURVEYS, 9901 Covington Cross Drive #190, Las Vegas, Nevada 89144

PARCEL 4: (CONGRESS FACILITY)

A PORTION OF LOT 2 AS SHOWN IN FILE 96, PAGE 37 OF SURVEYS AND BEING A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85, PAGE 20 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND ALSO BEING A PORTION OF LOT “A” AS PER RECORD OF SURVEY FILE 122, PAGE 62 OF OFFICIAL CLARK COUNTY RECORDS, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW1/4) OF SAID SECTION 16, BEING A POINT ON THE CENTERLINE OF KOVAL LANE; THENCE ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 16 AND THE CENTERLINE OF SAID KOVAL LANE, NORTH 00°24’18” WEST, 10.00 FEET TO THE CENTERLINE OF SANDS AVENUE (WEST); THENCE ALONG THE CENTERLINE OF SAID SANDS AVENUE, NORTH 88°41’36” WEST, 114.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 600.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE AND CENTERLINE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 59°35’58”, AN ARC LENGTH OF 624.13 FEET; THENCE DEPARTING SAID CENTERLINE, ALONG A RADIAL BEARING OF SOUTH 60°54’23” WEST, 50.00 FEET TO THE MOST EASTERLY CORNER OF SAID LOT 2; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 2, SOUTH 51°34’35” WEST, 47.14 FEET TO THE POINT OF BEGINNING; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 2 THE FOLLOWING SEVEN (7) COURSES: (1) SOUTH 51°34’35” WEST, 125.41 FEET; (2) NORTH 88°58’54” WEST, 380.30 FEET; (3) NORTH 01°00’00” EAST, 39.17 FEET; (4) NORTH 89°00’00” WEST, 10.67 FEET; (5) NORTH 01°00’00” EAST, 38.67 FEET; (6) SOUTH 89°00’00” EAST, 10.67 FEET; (7) NORTH 01°00’00” EAST, 38.17 FEET; THENCE CONTINUING NORTH 01°00’00” EAST, 100.31 FEET; THENCE SOUTH 89°04’06” EAST, 340.30 FEET; THENCE NORTH 00°55’54” EAST, 48.75 FEET; THENCE SOUTH 89°04’06” EAST, 39.64 FEET; THENCE SOUTH 00°57’00” WEST, 29.17 FEET; THENCE SOUTH 89°04’04” EAST, 48.70 FEET; THENCE SOUTH 00°55’54” WEST, 35.08 FEET; THENCE SOUTH 89°04’00” EAST, 17.62 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 299.52 FEET, FROM WHICH BEGINNING THE RADIUS BEARS NORTH 88°52’29” EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 24°13’18”, AN ARC LENGTH OF 126.62 FEET TO THE POINT OF BEGINNING.

EXCLUDING THEREFROM ALL THAT REAL PROPERTY CONSISTING OF AN AIRSPACE PARCEL MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LEGAL DESCRIPTION - LOT A-1

A PORTION OF LOT 2 AS SHOWN IN FILE 96, PAGE 37 OF SURVEYS AND BEING A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85, PAGE 20 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND ALSO BEING A PORTION OF LOT “A” AS PER RECORD OF SURVEY FILE 122, PAGE 62 OF OFFICIAL CLARK COUNTY RECORDS, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW1/4) OF SAID SECTION 16, BEING A POINT ON THE CENTERLINE OF KOVAL LANE; THENCE ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW 1/4)

OF SAID SECTION 16 AND THE CENTERLINE OF SAID KOVAL LANE, NORTH 00°24’18” WEST, 10.00 FEET TO THE CENTERLINE OF SANDS AVENUE (WEST); THENCE ALONG THE CENTERLINE OF SAID SANDS AVENUE, NORTH 88°41’36” WEST, 114.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 600.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE AND CENTERLINE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 59°35’58”, AN ARC LENGTH OF 624.13 FEET; THENCE DEPARTING SAID CENTERLINE, ALONG A RADIAL BEARING OF SOUTH 60°54’23” WEST, 50.00 FEET TO THE MOST EASTERLY CORNER OF SAID LOT 2; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 2, SOUTH 51°34’35” WEST, 47.14 FEET TO THE POINT OF BEGINNING; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 2 THE FOLLOWING SEVEN (7) COURSES: (1) SOUTH 51°34’35” WEST, 125.41 FEET; (2) NORTH 88°58’54” WEST, 380.30 FEET; (3) NORTH 01°00’00” EAST, 39.17 FEET; (4) NORTH 89°00’00” WEST, 10.67 FEET; (5) NORTH 01°00’00” EAST, 38.67 FEET; (6) SOUTH 89°00’00” EAST, 10.67 FEET; (7) NORTH 01°00’00” EAST, 38.17 FEET; THENCE CONTINUING NORTH 01°00’00” EAST, 100.30 FEET; THENCE SOUTH 89°04’06” EAST, 340.30 FEET; THENCE NORTH 00°55’54” EAST, 48.75 FEET; THENCE SOUTH 89°04’06” EAST, 39.64 FEET; THENCE SOUTH 00°57’00” WEST, 29.17 FEET; THENCE SOUTH 89°04’04” EAST, 48.70 FEET; THENCE SOUTH 00°55’54” WEST, 35.08 FEET; THENCE SOUTH 89°04’00” EAST, 17.62 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 299.52 FEET, FROM WHICH BEGINNING THE RADIUS BEARS NORTH 88°52’29” EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 24°13’18”, AN ARC LENGTH OF 126.62 FEET TO THE POINT OF BEGINNING.

LOT A-1 ABOVE IS ALSO SHOWN AS LOT A-1 ON RECORD OF SURVEY FILED IN FILE 124, PAGE 55 OF OFFICIAL CLARK COUNTY RECORDS.

LOT A-1 IS AN ABOVE GROUND LOT WITH THE FOLLOWING VERTICAL CONSTRAINTS: A LOWER PLACE ELEVATION OF 2090.29 FEET AND AN UPPER PLAIN ELEVATION OF 2109.79 FEET, BASED ON THE NORTH AMERICAN VERTICAL DATUM OF 1988.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JULY 14, 2004 IN BOOK 20040714 AS INSTRUMENT NO. 04837.

PARCEL 5:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS, EGRESS AND PARKING AS CREATED BY THAT CERTAIN PARKING AND EASEMENT AGREEMENT RECORDED MARCH 26, 2004 IN BOOK 20040326 AS INSTRUMENT NO. 01305 OF OFFICIAL RECORDS.

PARCEL 6: (Parcels 6 thru 14)

A PARCEL OF LAND SITUATE IN THE WEST HALF (W 1/2) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTER QUARTER CORNER OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., AS SHOWN ON PARCEL MAP IN FILE 33, PAGE 98 OF CLARK COUNTY RECORDS, CLARK COUNTY, NEVADA, FROM WHENCE THE CENTER SOUTH 1/16TH CORNER OF SAID SECTION 16 BEARS SOUTH 00°24’18” EAST A DISTANCE OF 1331.31 FEET; THENCE TO THE CENTERLINE INTERSECTION OF KOVAL LANE AND SANDS AVENUE, NORTH 00°24’18” WEST A DISTANCE OF 10.00 FEET; THENCE ALONG THE CENTERLINE OF SANDS AVENUE, NORTH 88°41’36” WEST A DISTANCE OF 114.70 FEET; THENCE CONTINUING ALONG SAID CENTERLINE OF SANDS AVENUE THROUGH A TANGENT CURVE TO THE RIGHT, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 600.00 FEET, A CENTRAL ANGLE OF 50°30’45”, AND AN ARC LENGTH OF 528.96 FEET; THENCE DEPARTING SAID CENTERLINE OF SANDS AVENUE, SOUTH 51°49’09” WEST A DISTANCE OF 50.00 FEET TO A POINT ON THE WEST RIGHT-OF-WAY OF SAID SANDS AVENUE AND THE POINT OF BEGINNING;

THENCE ALONG THE BOUNDARY OF LOT 2 AS SHOWN ON AMENDED PARCEL MAP FILED IN FILE 91, PAGE 89 OF PARCEL MAPS, THE FOLLOWING SIX (6) COURSES: SOUTH 51°33’08” WEST A DISTANCE OF 213.88 FEET; THENCE SOUTH 01°00’22” WEST A DISTANCE OF 203.20 FEET; THENCE NORTH 89°00’34” WEST A DISTANCE OF 110.80 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE WEST, HAVING A RADIUS OF 410.82 FEET AND THROUGH WHICH A LINE TO THE RADIUS POINT BEARS SOUTH 62°11’16” WEST; THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 28°49’30”, AND AN ARC LENGTH OF 206.68 FEET; THENCE SOUTH 01°00’46” WEST A DISTANCE OF 495.04 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE NORTH, HAVING A RADIUS OF 117.00 FEET AND THROUGH WHICH A LINE TO THE RADIUS POINT BEARS NORTH 15°08’27” WEST; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 16°08’10”, AND AN ARC LENGTH OF 32.95 FEET TO A POINT ON THE NORTH LINE OF PARCEL 2 AS SHOWN ON PARCEL MAP FILED IN FILE 56, PAGE 72 OF PARCEL MAPS; THENCE ALONG SAID LINE NORTH 89°00’17” WEST A DISTANCE OF 455.28 FEET; THENCE SOUTH 00°28’09” EAST A DISTANCE OF 7.81 FEET; THENCE NORTH 88°51’25” WEST A DISTANCE OF 562.02 FEET; THENCE NORTH 00°55’34” WEST A DISTANCE OF 200.11 FEET; THENCE NORTH 89°01’44” WEST A DISTANCE OF 132.47 FEET; THENCE NORTH 00°56’23” WEST A DISTANCE OF 175.78 FEET; THENCE NORTH 01°00’40” EAST A DISTANCE OF 74.35 FEET; THENCE NORTH 88°59’20” WEST A DISTANCE OF 173.15 FEET; THENCE SOUTH 41°06’38” WEST A DISTANCE OF 97.20 FEET; THENCE NORTH 88°59’20” WEST A DISTANCE OF 3.47 FEET TO A POINT ON THE EAST RIGHT-OF-WAY OF U.S. HIGHWAY NO. 91 (LAS VEGAS BLVD.), SAID POINT BEING THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 3960.00 FEET AND THROUGH WHICH A LINE TO THE RADIUS POINT BEARS SOUTH

69°04’19” EAST; THENCE NORTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 07°04’39”, AND AN ARC LENGTH OF 489.16 FEET; THENCE CONTINUING ALONG SAID EAST RIGHT-OF-WAY, NORTH 28°00’20” EAST A DISTANCE OF 247.72 FEET; THENCE DEPARTING SAID RIGHT-OF-WAY, SOUTH 89°05’40” EAST A DISTANCE OF 336.41 FEET; THENCE NORTH 00°59’07” EAST A DISTANCE OF 89.23 FEET; THENCE SOUTH 88°59’59” EAST A DISTANCE OF 443.60 FEET; THENCE SOUTH 01°00’00” WEST A DISTANCE OF 38.17 FEET; THENCE NORTH 89°00’00” WEST A DISTANCE OF 10.67 FEET; THENCE SOUTH 01°00’00” WEST A DISTANCE OF 38.67 FEET; THENCE SOUTH 89°00’00” EAST A DISTANCE OF 10.67 FEET; THENCE SOUTH 01°00’00” WEST A DISTANCE OF 39.17 FEET; THENCE SOUTH 88°58’54” EAST A DISTANCE OF 380.30 FEET; THENCE NORTH 51°34’35” WEST A DISTANCE OF 172.55 FEET TO A POINT ON THE AFOREMENTIONED RIGHT-OF-WAY OF SANDS AVENUE, SAID POINT BEING THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 650.00 FEET AND THROUGH WHICH A LINE TO THE RADIUS POINT BEARS NORTH 60°54’23” EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 09°05’14”, AND AN ARC LENGTH OF 103.09 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION WAS PREPARED BY JOHN E. FORSMAN, P.L.S. 9911 COVINGTON CROSS DRIVE, SUITE 104, LAS VEGAS, NEVADA, 89144

THE ABOVE DESCRIPTION INCLUDES THE FOLLOWING DESCRIBED PARCELS OF LAND DEPICTED ON THAT CERTAIN RECORD OF SURVEY RECORDED JUNE 14, 2004 IN BOOK 20040614 AS DOCUMENT NO. 01698, IN FILE 138, PAGE 77 AND BY SURVEY RECORDED IN FILE 140, PAGE 11 OF SURVEYS:

SURVEY AREA III:

A PORTION OF LOT 1 FROM ELEVATION 2092 FEET TO 2117 FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE NORTH 84°35’37” WEST, 1816.02 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00°58’05” WEST, 64.86 FEET; THENCE NORTH 89°45’02” WEST, 21.55 FEET; THENCE SOUTH 01°01’42” WEST, 28.77 FEET; THENCE SOUTH 88°58’43” EAST, 10.16 FEET; THENCE SOUTH 01°01’17” WEST, 3.11 FEET; THENCE NORTH 88°43’34” WEST, 42.16 FEET; THENCE SOUTH 01°16’26” WEST, 0.92 FEET; THENCE NORTH 88°41’52” WEST, 18.54 FEET; THENCE NORTH 11°25’00” WEST, 63.44 FEET; THENCE NORTH 25°31’16” EAST, 7.68 FEET; THENCE NORTH 28°23’13” EAST, 12.38 FEET; THENCE NORTH 80°01’14” EAST, 5.72 FEET; THENCE SOUTH 09°58’46” EAST, 0.98 FEET; THENCE NORTH 79°01’11” EAST, 39.29 FEET;

THENCE NORTH 00°19’42” EAST, 23.66 FEET; THENCE SOUTH 89°40’18” EAST, 18.60 FEET; THENCE SOUTH 44°07’42” EAST, 10.18 FEET; THENCE SOUTH 01°20’26” WEST, 7.31 FEET; THENCE SOUTH 89°15’28” EAST, 7.11 FEET TO THE POINT OF BEGINNING.

SURVEY AREA IV:

A PORTION OF LOT 1 FROM ELEVATION 2092± FEET TO 2117± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE NORTH 85°24’25” WEST, 1655.78 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01°03’39” WEST, 27.98 FEET; THENCE NORTH 88°27’11” WEST, 15.87 FEET; THENCE SOUTH 01°00’49” WEST, 19.24 FEET; THENCE NORTH 88°59’11” WEST, 3.50 FEET; THENCE SOUTH 01°00’49” WEST, 6.90 FEET; THENCE SOUTH 47°14’39” WEST, 19.65 FEET; THENCE NORTH 43°50’28” WEST, 14.72 FEET; THENCE SOUTH 49°21’55” WEST, 3.73 FEET; THENCE NORTH 44°02’10” WEST, 28.71 FEET; THENCE NORTH 41°44’12” EAST, 3.74 FEET; THENCE NORTH 44°01’35” WEST, 14.81 FEET; THENCE NORTH 45°56’19” EAST, 27.76 FEET; THENCE SOUTH 43°49’53” EAST, 19.83 FEET; THENCE SOUTH 89°03’15” EAST, 5.27 FEET; THENCE NORTH 00°11’58” WEST, 0.60 FEET; THENCE NORTH 89°48’02” EAST, 15.28 FEET; THENCE NORTH 00°11’58” WEST, 3.59 FEET; THENCE NORTH 45°53’39” EAST, 6.66 FEET; THENCE NORTH 00°42’06” WEST, 2.37 FEET; THENCE NORTH 47°13’35” WEST, 8.14 FEET; THENCE NORTH 45°55’49” EAST, 9.58 FEET; THENCE SOUTH 88°48’47” EAST, 8.79 FEET; THENCE SOUTH 01°00’22” WEST, 3.36 FEET; THENCE SOUTH 88°58’09” EAST, 6.95 FEET TO THE POINT OF BEGINNING.

SURVEY AREA V:

A PORTION OF LOT 1 FROM ELEVATION 2092± FEET TO 2117± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE NORTH 78°10’24” WEST, 1435.98 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01°04’16” WEST, 31.65 FEET; THENCE SOUTH 44°00’05” EAST, 13.76 FEET; THENCE SOUTH 01°05’53” WEST, 20.66 FEET; THENCE SOUTH 46°04’22” WEST, 13.66 FEET; THENCE SOUTH 17°54’51” EAST, 6.50 FEET;

THENCE SOUTH 08°16’39” EAST, 15.59 FEET; THENCE SOUTH 04°10’41” WEST, 52.31 FEET; TO A POINT OF A NON-TANGENT CURVE, CONCAVE TO THE NORTHWEST, FROM WHICH BEGINNING THE RADIAL POINT BEARS SOUTH 82°38’18” EAST, A RADIUS OF 4.48 FEET, AN ARC LENGTH OF 8.42 FEET, AND THROUGH A CENTRAL ANGLE OF 107°46’49”; THENCE NORTH 65°22’25” WEST, 6.86 FEET; THENCE NORTH 40°15’30” WEST, 1.46 FEET; THENCE SOUTH 89°22’35” WEST, 10.29 FEET; THENCE SOUTH 66°57’30” WEST, 10.28 FEET; THENCE SOUTH 45°27’57” WEST, 10.30 FEET; THENCE SOUTH 22°55’00” WEST, 10.29 FEET; THENCE SOUTH 01°01’37” WEST, 10.32 FEET; THENCE SOUTH 22°03’44” EAST, 11.15 FEET; THENCE SOUTH 45°42’40” EAST, 11.06 FEET; THENCE SOUTH 00°58’41” WEST, 53.01 FEET; THENCE SOUTH 46°05’31” WEST, 42.51 FEET; THENCE NORTH 89°04’00” WEST, 24.16 FEET TO A POINT OF A NON-TANGENT CURVE, CONCAVE TO THE SOUTH, FROM WHICH BEGINNING THE RADIAL POINT BEARS SOUTH 58°02’28” WEST, A RADIUS OF 25.95 FEET, AN ARC LENGTH OF 47.39 FEET, THROUGH A CENTRAL ANGLE OF 104°39’04”; THENCE NORTH 43°58’22” WEST, 77.44 FEET; THENCE NORTH 00°49’55” EAST, 20.30 FEET; THENCE NORTH 88°33’31” WEST, 14.85 FEET; THENCE NORTH 00°37’42” EAST 55.27 FEET; THENCE SOUTH 88°59’40” EAST, 1.35 FEET; THENCE NORTH 01°00’20” EAST, 71.62 FEET; THENCE NORTH 88°58’52” WEST, 15.07 FEET; THENCE NORTH 01°00’59” EAST, 57.10 FEET; THENCE SOUTH 89°52’53” WEST, 0.97 FEET; THENCE NORTH 00°55’25” EAST, 39.52 FEET; THENCE SOUTH 89°00’47” EAST, 198.27 FEET TO POINT OF A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST, FROM WHICH BEGINNING THE RADIAL POINT BEARS SOUTH 83°49’52” EAST, A RADIUS OF 26.29 FEET, AN ARC LENGTH OF 28.41 FEET, THROUGH A CENTRAL ANGLE OF 61°54’45” TO THE POINT OF BEGINNING.

SURVEY AREA VI:

A PORTION OF LOT 1 FROM ELEVATION 2092± FEET TO 2117± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE NORTH 85°33’18” WEST, 1352.88 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00°59’17” WEST, 29.45 FEET; THENCE NORTH 89°00’43” WEST, 28.80 FEET; THENCE SOUTH 00%%D59’17” WEST, 12.00 FEET; THENCE SOUTH 89°00’43” EAST, 2.50 FEET; THENCE SOUTH 00°59’17” WEST, 8.83 FEET; THENCE NORTH 89°00’43” WEST, 2.50 FEET; THENCE SOUTH 00°59’17” WEST, 39.05 FEET; THENCE NORTH 89°52’01” WEST, 1.25 FEET; THENCE SOUTH 00°59’17” WEST, 11.19 FEET; THENCE SOUTH 43°48’15” EAST, 5.73 FEET; THENCE SOUTH 00°43’00” WEST, 20.49 FEET; THENCE SOUTH 89°17’00” WEST, 64.88 FEET; THENCE NORTH 00°29’26” EAST, 11.98 FEET; THENCE NORTH 42°57’37” WEST, 7.57 FEET; THENCE NORTH 46°01’06” EAST, 49.08 FEET; THENCE NORTH 01°30’30” EAST, 13.75

FEET; THENCE NORTH 89°47’58” WEST, 0.83 FEET; THENCE NORTH 00°54’44” EAST, 53.91 FEET TO THE BEGINNING OF NON-TANGENT CURVE, CONCAVE TO THE SOUTHEAST, FROM WHICH BEGINNING THE RADIAL POINT BEARS SOUTH 32°38’18” EAST, A RADIUS OF 50.14 FEET, AND ARC LENGTH OF 31.59 FEET AND THROUGH A CENTRAL ANGLE OF 36°05’25”; THENCE SOUTH 84°13’45” EAST, 32.42 FEET TO THE POINT OF BEGINNING.

SURVEY AREA VII:

A PORTION OF LOT 1 FROM ELEVATION 2092± FEET TO 2117± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

;COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE SOUTH 83°35’46” WEST, 1344.11 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01°01’04” WEST, 106.39 FEET; THENCE SOUTH 45°49’38” WEST, 3.02 FEET; THENCE SOUTH 45°17’39” EAST, 3.87 FEET; THENCE SOUTH 45°55’10” WEST, 16.74 FEET; THENCE NORTH 43°56’40” WEST, 8.44 FEET; THENCE SOUTH 46°07’30” WEST, 18.47 FEET; THENCE NORTH 44°02’50” WEST, 36.27 FEET; THENCE SOUTH 46°18’42” WEST, 45.70 FEET; THENCE NORTH 43°41’18” WEST, 17.74 FEET; THENCE NORTH 21°29’24” WEST, 48.85 FEET; THENCE SOUTH 68°34’01” WEST, 8.31 FEET; THENCE NORTH 21°27’40” WEST, 11.40 FEET; THENCE SOUTH 68°35’22” WEST, 21.21 FEET; THENCE NORTH 21°48’05” WEST, 5.36 FEET; THENCE NORTH 89°32’55” WEST, 1.27 FEET; THENCE NORTH 01°00’49” EAST, 1.98 FEET; THENCE NORTH 18°57’05” WEST, 10.49 FEET TO THE BEGINNING OF NON-TANGENT CURVE, CONCAVE TO THE SOUTHWEST, FROM WHICH BEGINNING THE RADIAL POINT BEARS NORTH 80°11’41” WEST, A RADIUS OF 26.17 FEET, AND ARC LENGTH OF 29.91 FEET AND THROUGH A CENTRAL ANGLE OF 65°30’15”; THENCE NORTH 01°06’30” EAST, 32.29 FEET; THENCE NORTH 46°05’10” EAST, 14.18 FEET; THENCE SOUTH 89°00’18” EAST, 31.89 FEET; THENCE NORTH 00°36’53” EAST, 11.81 FEET; THENCE SOUTH 89°01’53” EAST, 110.47 FEET; THENCE SOUTH 43°59’38” EAST, 24.34 FEET TO THE POINT OF BEGINNING.

SURVEY AREA VIII:

A PORTION OF LOT 1 FROM ELEVATION 2092± FEET TO 2117± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE SOUTH 78°17’25” WEST, 1492.03 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01°04’44” WEST, 3.25 FEET; THENCE NORTH 88°57’17” WEST, 6.84 FEET; THENCE SOUTH 23°14’08” WEST, 37.57 FEET; THENCE NORTH 89°03’09” WEST, 6.60 FEET; THENCE NORTH 00°56’51” EAST, 31.87 FEET; THENCE SOUTH 89°00’17” EAST, 15.03 FEET; THENCE NORTH 00°41’11” EAST, 6.18 FEET; THENCE SOUTH 88°55’16” EAST, 12.69 FEET TO THE POINT OF BEGINNING.

SURVEY AREA IX:

A PORTION OF LOT 1 FROM ELEVATION 2092± FEET TO 2117± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE SOUTH 82°45’43” WEST, 1608.31 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01°17’31” WEST, 16.38 FEET; THENCE NORTH 89°14’31” WEST, 0.32 FEET; THENCE SOUTH 00°45’29” WEST, 14.46 FEET; THENCE SOUTH 88°53’39” EAST, 10.63 FEET; THENCE SOUTH 01°06’21” WEST, 0.28 FEET; THENCE SOUTH 88°41’45” EAST, 3.48 FEET; THENCE SOUTH 01°03’49” WEST, 3.50 FEET; THENCE SOUTH 88°34’59” EAST, 2.75 FEET; THENCE SOUTH 00°59’45” WEST, 25.16 FEET; THENCE NORTH 88°55’00” WEST, 0.15 FEET; THENCE SOUTH 01°05’00” WEST, 12.22 FEET; THENCE NORTH 88°44’37” WEST, 1.37 FEET; THENCE SOUTH 01°15’23” WEST, 1.35 FEET; THENCE SOUTH 88°39’50” EAST, 3.17 FEET; THENCE SOUTH 00°46’02” EAST, 3.38 FEET; THENCE NORTH 89°13’58” EAST, 3.45 FEET; THENCE SOUTH 01°00’09” WEST, 16.37 FEET; THENCE SOUTH 01°13’40” WEST, 11.39 FEET; THENCE NORTH 88°14’40” WEST, 2.02 FEET; THENCE SOUTH 02°04’46” WEST, 5.18 FEET; THENCE SOUTH 87°55’14” EAST, 3.49 FEET; THENCE SOUTH 01°03’13” WEST, 26.53 FEET; THENCE NORTH 89°52’17” WEST, 2.81 FEET; THENCE NORTH 01°09’36” EAST, 1.46 FEET; THENCE NORTH 88°50’24” WEST, 9.43 FEET; THENCE NORTH 88°58’24” WEST, 49.66 FEET; THENCE NORTH 02°17’12” EAST, 3.51 FEET; THENCE SOUTH 89°53’42” WEST, 1.09 FEET; THENCE NORTH 00°35’56” EAST, 12.24 FEET; THENCE SOUTH 89°53’17” WEST, 1.54 FEET; THENCE SOUTH 01°20’33” WEST, 1.41 FEET; THENCE NORTH 88°52’59” WEST, 48.27 FEET; THENCE SOUTH 00°38’40” WEST, 14.58 FEET; THENCE NORTH 89°21’20” WEST, 12.40 FEET; THENCE SOUTH 00°58’18” WEST, 5.00 FEET; THENCE NORTH 89°21’20” EAST, 2.51 FEET; THENCE SOUTH 00°38’40” WEST, 18.87 FEET; THENCE NORTH 89°01’42” WEST, 5.00 FEET; THENCE SOUTH 00°58’18” WEST, 7.36 FEET; THENCE NORTH 89°01’42” WEST, 17.37 FEET; THENCE NORTH 00°58’12” EAST, 25.60 FEET; THENCE NORTH 89°33’01” WEST, 1.70 FEET; THENCE NORTH 00°26’59” EAST, 4.71 FEET; THENCE SOUTH 89°33’01” EAST, 1.70 FEET; THENCE NORTH 00°58’09” EAST, 27.20 FEET; THENCE

NORTH 89°22’24” WEST, 1.70 FEET; THENCE NORTH 00°37’36” EAST, 4.76 FEET; THENCE SOUTH 89°22’24” EAST, 1.70 FEET; THENCE NORTH 00°55’52” EAST, 27.13 FEET; THENCE NORTH 89°08’33” WEST, 1.70 FEET; THENCE NORTH 00°51’27” EAST, 4.74 FEET; THENCE SOUTH 89°08’33” EAST, 1.70 FEET; THENCE NORTH 00°54’55” EAST, 27.16 FEET; THENCE NORTH 88°52’32” WEST, 1.70 FEET; THENCE NORTH 01°07’28” EAST, 4.74 FEET; THENCE SOUTH 88°14’38” EAST, 1.70 FEET; THENCE NORTH 01°07’10” EAST, 7.22 FEET; THENCE NORTH 46°05’43” EAST, 9.32 FEET; THENCE NORTH 44°31’53” EAST, 2.07 FEET; THENCE NORTH 45°47’10” WEST, 0.88 FEET; THENCE NORTH 45°54’01” EAST, 34.34 FEET; THENCE SOUTH 88°56’11” EAST, 31.57 FEET; THENCE NORTH 01°11’19” EAST, 2.52 FEET; THENCE SOUTH 88°48’41” EAST, 17.98 FEET; THENCE SOUTH 01°11’19” WEST, 2.46 FEET; THENCE SOUTH 89°01’42” EAST, 40.85 FEET TO THE POINT OF BEGINNING.

The above descriptions were prepared by Robert B. Barnes, P.L.S.

Professional Land Surveyor Nevada License No. 14186

EXCEPTING THEREFROM ANY PORTION LYING WITHIN UNIT 1 OF THE FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION MAP FILED IN BOOK 85 OF PLATS, PAGE 20 IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

FURTHER EXCEPTING THEREFROM THAT PORTION AS CONVEYED TO GRAND CANAL SHOPS II, LLC, A DELAWARE LIMITED LIABILITY COMPANY (FOR COFFEE BEAN & TEA LEAF) BY THAT CERTAIN QUITCLAIM DEED RECORDED JUNE 10, 2004 IN BOOK 20040610 AS INSTRUMENT NO. 05116 AND CORRECTION DEED RECORDED AUGUST 12, 2004 IN BOOK 20040812 AS INSTRUMENT NO. 04342 OF OFFICIAL RECORDS.

PARCEL 7:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS, EGRESS AND PARKING AS CREATED BY THAT CERTAIN SECOND AMENDED AND RESTATED RECIPROCAL EASEMENT, USE AND OPERATING AGREEMENT RECORDED JUNE 14, 2004 IN BOOK 20040614 AS INSTRUMENT NO. 02783 AND BY AMENDMENT THERETO RECORDED AUGUST 11, 2004 IN BOOK 20040811 AS INSTRUMENT NO. 03279 OF OFFICIAL RECORDS.

PARCEL 8:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AS CREATED BY THAT CERTAIN MEMORANDUM OF AGREEMENT RECORDED APRIL 16, 1998 IN BOOK 980416 AS INSTRUMENT NO. 00618 OF OFFICIAL RECORDS.

PARCEL 9: (CANYON RANCH SPA CLUB)

SURVEY AREA II

A PORTION OF UNIT 1 FROM ELEVATION OF 2132± FEET TO 2148± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE NORTH 81°54’54” WEST, 1260.40 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01°04’06” WEST, 12.08 FEET; THENCE SOUTH 88°55’54” EAST, 3.00 FEET; THENCE SOUTH 01°06’48” WEST, 236.12 FEET; THENCE SOUTH 47°19’35” WEST, 23.78 FEET; THENCE NORTH 43°58’35” WEST, 19.78 FEET; THENCE SOUTH 46°01’25” WEST, 14.35 FEET; THENCE NORTH 44°54’27” WEST, 27.72 FEET; THENCE NORTH 89°00’13” WEST, 42.54 FEET; THENCE NORTH 00°56’55” EAST, 80.30 FEET; THENCE NORTH 89°30’38” WEST, 2.11 FEET; THENCE SOUTH 00°29’22” WEST, 1.90 FEET; THENCE NORTH 88°54’53” WEST, 26.11 FEET; THENCE NORTH 02°19’39” EAST, 1.64 FEET; THENCE NORTH 89°31’18” WEST, 1.71 FEET; THENCE NORTH 01°05’54” EAST, 27.40 FEET; THENCE SOUTH 88°09’48” EAST, 2.11 FEET; THENCE NORTH 00°12’37” EAST, 0.65 FEET; THENCE SOUTH 87°20’14” EAST, 13.02 FEET; THENCE NORTH 02°39’46” EAST, 30.98 FEET; THENCE SOUTH 87°20’14” EAST, 46.05 FEET; THENCE NORTH 02°39’46” EAST, 5.13 FEET; THENCE SOUTH 89°05’30” EAST, 11.75 FEET; THENCE NORTH 00°54’30” EAST, 2.40 FEET; THENCE SOUTH 88°59’44” EAST, 6.06 FEET; THENCE NORTH 01°00’16” EAST, 0.90 FEET; THENCE SOUTH 88°59’44” EAST, 10.00 FEET; THENCE NORTH 01°00’16” EAST, 95.76 FEET; THENCE SOUTH 88°55’54” EAST, 41.15 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED AUGUST 12, 2004 IN BOOK 20040812 AS INSTRUMENT NO. 04341.

PARCEL 10:

LOT A-1 IS AN ABOVE GROUND LOT WITH THE FOLLOWING VERTICAL CONSTRAINTS: A LOWER PLACE ELEVATION OF 2090.29 FEET AND AN UPPER PLAIN ELEVATION OF 2109.79 FEET, BASED ON THE NORTH AMERICAN VERTICAL DATUM OF 1988, BEING A PORTION OF LOT 2 AS SHOWN IN FILE 96, PAGE 37 OF SURVEYS AND BEING A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85, PAGE 20 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND ALSO BEING A PORTION OF LOT “A” AS PER RECORD OF SURVEY FILE 122, PAGE 62 OF OFFICIAL CLARK COUNTY RECORDS, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW1/4) OF SAID SECTION 16, BEING A POINT ON THE CENTERLINE OF KOVAL LANE; THENCE ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 16 AND THE CENTERLINE OF SAID KOVAL LANE, NORTH 00°24’18” WEST, 10.00 FEET TO THE CENTERLINE OF SANDS AVENUE (WEST); THENCE ALONG THE CENTERLINE OF SAID SANDS AVENUE, NORTH 88°41’36” WEST, 114.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 600.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE AND CENTERLINE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 59°35’58”, AN ARC LENGTH OF 624.13 FEET; THENCE DEPARTING SAID CENTERLINE, ALONG A RADIAL BEARING OF SOUTH 60°54’23” WEST, 50.00 FEET TO THE MOST EASTERLY CORNER OF SAID LOT 2; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 2, SOUTH 51°34’35” WEST, 47.14 FEET TO THE POINT OF BEGINNING; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 2 THE FOLLOWING SEVEN (7) COURSES: (1) SOUTH 51°34’35” WEST, 125.41 FEET; (2) NORTH 88°58’54” WEST, 380.30 FEET; (3) NORTH 01°00’00” EAST, 39.17 FEET; (4) NORTH 89°00’00” WEST, 10.67 FEET; (5) NORTH 01°00’00” EAST, 38.67 FEET; (6) SOUTH 89°00’00” EAST, 10.67 FEET; (7) NORTH 01°00’00” EAST, 38.17 FEET; THENCE CONTINUING NORTH 01°00’00” EAST, 100.30 FEET; THENCE SOUTH 89°04’06” EAST, 340.30 FEET; THENCE NORTH 00°55’54” EAST, 48.75 FEET; THENCE SOUTH 89°04’06” EAST, 39.64 FEET; THENCE SOUTH 00°57’00” WEST, 29.17 FEET; THENCE SOUTH 89°04’04” EAST, 48.70 FEET; THENCE SOUTH 00°55’54” WEST, 35.08 FEET; THENCE SOUTH 89°04’00” EAST, 17.62 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 299.52 FEET, FROM WHICH BEGINNING THE RADIUS BEARS NORTH 88°52’29” EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 24°13’18”, AN ARC LENGTH OF 126.62 FEET TO THE POINT OF BEGINNING.

LOT A-1 ABOVE IS ALSO SHOWN AS LOT A-1 ON RECORD OF SURVEY FILED IN FILE 124, PAGE 55 OF OFFICIAL CLARK COUNTY RECORDS.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JUNE 7, 2002 IN BOOK 20020607 AS INSTRUMENT NO. 00725.

PARCEL 11: (CENTRAL PARK)

PARCEL 11A:

Lot One (1) in Block Two (2) of Amended Plat of Central Park West as shown by map thereof on file in Book 10 of Plats, Page 13, in the Office of the County Recorder of Clark County, Nevada.

PARCEL 11B:

Lots Eight (8) and Fourteen (14) in Block One (1) and Lots Three (3), Four (4), Seven (7), Eight (8) and Nine (9) in Block Three (3) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

PARCEL 11C:

Lot Seven (7) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West(Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50 West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23 Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96 Clark County Official Records as shown on sheet 4 of 4 of said Plat the following described courses: South 38°23’58” West, 124.87 feet; South 03°25’20” West, 143.05 feet; South 05°05’20” East, 146.54 feet; South 75°54’00” East, 186.65 feet; South 00°58’10” West, 297.06 feet to the True Point of Beginning; thence continuing along said Westerly property line, South 00°58’10” West, 223.70 feet; thence departing said Westerly property line South 88°27’52” East along the North Right of Way line of Westchester Drive, 11.78 feet; thence North 01°53’42” East, 218.71 feet; thence North 70°29’00” West, 16.15 feet to the True Point of Beginning.

PARCEL 11D:

Lot Nine (9) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of Said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South

01°14’50” West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23, Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records as shown on sheet 4 of 4 of said Plat the following described courses, South 38°23’58” West, 124.87 feet; South 03°25’20” West, 143.05 feet; South 05°05’20” East, 146.54 feet; South 75°54’00” East, 50.00 feet to the True Point of Beginning; thence continuing along said Westerly property line, 136.65 feet; thence along said Westerly property line South 00°58’10” West, 297.06 feet; thence South 70°29’00” East, 16.15 feet; thence the following described courses, North 01°53’42” East, 86.79 feet; North 56°31’26” West, 10.35 feet; North 03°53’12” West, 84.32 feet; North 00°35’09” East, 125.84 feet; North 75°45’45” West, 133.04 feet; North 64°22’43” West, 3.63 feet; South 17°40’50” West, 1.05 feet to the True Point of Beginning.

PARCEL 11E:

Lot Ten (10) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50” West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23 Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records as shown on sheet 4 of 4 of said plat the following described courses, South 38°23’58” West, 124.87 feet; South 03°25’20” West, 143.05 feet; South 05°05’20” East, 146.54 feet to the True Point of Beginning; thence continuing along said Westerly property line, South 75°54’00” East, 50.00 feet; thence North 17°40’50” East, 1.05 feet; thence North 64°22’43” West, 40.72 feet; thence South 62°01’10” West, 13.70 feet to the True Point of Beginning.

PARCEL 11F:

Lot Eleven (11) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50” West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23, Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records as shown on sheet 4 of 4 of said plat the following described courses, South 38°23’58” West, 124.87 feet; South 03°25’20” West, 143.05 feet; South 05°05’20” East, 96.54 feet to the True Point of Beginning; thence continuing along said Westerly property line, South 05°05’20” East, 50.00 feet; thence North 62°01’10” East, 13.70 feet; thence North 64°22’43” West, 14.71 feet; thence North 05°23’09” West, 37.28 feet; thence North 59°27’21” West, 0.15 feet to the True Point of Beginning.

PARCEL 11G:

Lot Twelve (12) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50” West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23 Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records as shown on sheet 4 of 4 of said plat the following described courses, South 38°23’58” West, 124.87 feet; South 03°25’20” West, 91.05 feet to the True Point of Beginning; thence continuing along said Westerly property line, South 03°25’20” West, 52.00 feet; South 05°05’20” East, 96.54 feet; thence South 59°27’21” East, 0.15 feet; thence North 05°23’09” West, 73.55 feet; thence North 03°21’12” West, 21.99 feet; thence North 03°39’07” East, 53.50 feet; thence South 61°57’48” West, 0.91 feet to the True Point of Beginning.

PARCEL 11H:

Lot Thirteen (13) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50” West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23, Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 4 of 4 of said plat, South 38°23’58” West, 124. 87 feet to the True Point of Beginning; thence continuing along said Westerly property line, South 03°25’20” West, 91.05 feet; thence North 61°57’48” East, 0.91 feet; thence North 03°39’07” East, 43.69 feet; thence North 27°10’16” East 44.40 feet; thence North 29°21’00” East, 4.44 feet; thence North 80°23’00” West, 20.89 feet to the True Point of Beginning.

PARCEL 11I:

Lot Fifteen (15) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50” West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23, Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96 Clark County Official Records as shown on sheet 4 of 4 of said plat, South 38°23’58” West, 124.87 feet; thence South 80°23’00” East, 20.89 feet; thence North 29°21’00” East, 117.27 feet; thence North 01°29’24” East, 125.12 feet to a point on the Southerly Right of Way line of Sands Avenue (80.00 feet wide); thence North 88°45’10 West along said Right of Way line, 1.03 feet to the True Point of Beginning.

PARCEL 11J:

Lot One (1) in Block Three (3) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

EXCEPTING THEREFROM

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10’ West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 00°06’03” East, 314.65 feet, South 28°29’57” West 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map also being the True Point of Beginning; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West recorded as Book 8 of Plats, Page 23, Clark County Officials Records, 29.71 feet to a point on the Easterly property line of said Reversionary Map; thence North 56°13’40” West along said Easterly property line, 7.45 feet; thence North 00°26’37” West along said Easterly property line, 24.87 feet to the True Point of Beginning.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10’ West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 00°06’03” East, 314.65 feet, South 28°29’57” West 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West, recorded as Book 8 of Plats, Page 23, Clark County Officials Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map also being the True Point of Beginning; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’15” East, 30.37 feet; thence North 55°10’20” East, 12.83 feet to a point on said Easterly property line; thence North 56°13’40” West along said Easterly property line, 44.52 feet to the True Point of Beginning.

AND

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’ 50” West, 40.00 feet to the True Point of Beginning, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Officials Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 00°06’03” East, 314.65 feet, South 28°29’57” West, 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence departing said block wall North 00°26’37” West along the said Easterly property line of said Reversionary Map, 335.56 feet; thence North 88°45’10” West, 0.71 feet to the True Point of Beginning.

PARCEL 11K:

Lot Two (2) in Block Three (3) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Officials Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 00°06’03” East, 314.65 feet, South 28°29’57” West, 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West recorded as Book 8 of Plats, Page 23 Clark County Officials Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 30.37 feet to the True Point of Beginning; thence continuing South 51°03’16” East, 22.07 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 216.28 feet; thence North 88°21’00” East, 4.87 feet to a point on said Easterly property line; thence North 32°02’00” West along said Easterly property line, 216.83 feet; thence North 56°13’40” West along said Easterly property line, 70.16 feet; thence South 55°10’20” West, 12.83 feet to the True Point of Beginning.

PARCEL 11L:

Lot Five (5) in Block Three (3) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

EXCEPTING THEREFROM

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 0°06’03” East, 314.65 feet, South 28°29’57” West 2.76 feet; South 12°25’06” East 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West, recorded as Book 8 of Plats, Page 23, Clark County Officials Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 52.44 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 273.13 feet; South 02°21’14” East, 61.55 feet; North 88°43’09” East, 3.81 feet to a point on said Easterly property line of said Reversionary Map also being the True Point of Beginning; thence continuing North 88°32’09” East over a portion of Lot Five (5), Block Three (3) of said plat of Central Park West, 3.95 feet; thence South 02°30’28” East, 2.99 feet to a point on said Easterly property line of said Reversionary Map; thence North 69°51’50” West along said Easterly property line, 4.74 feet; thence North 16°16’50” East along said Easterly property line, 1.32 feet to the True Point of Beginning.

AND

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96,

Clark County Official Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 00°06’03” East, 314.65 feet, South 28°29’57” West 2.76 feet; South 12°25’06” East 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West, recorded as Book 8 of Plats, Page 23, Clark County Officials Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 52.44 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 273.13 feet; South 02°21’14” East, 61.55 feet; North 88°43’09” East, 3.81 feet to a point on said Easterly property line of said Reversionary Map; thence continuing North 88°43’09” East over a portion of Lot Five (5), Block Three (3) of said plat of Central Park West, 3.95 feet; thence South 02°30’28” East, 2.99 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 02°30’28” East, 8.72 feet; thence North 88°32’20” East, 21.86 feet to a point on said Easterly property line of said Reversionary Map also being the True Point of Beginning; thence continuing North 88°32’20” East over a portion of Lot Five (5), Block Three (3) of said plat of Central Park West, 29.59 feet; thence South 29°11’43” East, 14.24 feet; thence South 80°55’10” West, 3.30 feet to a point on said Easterly property line of said Reversionary Map; thence North 69°51’50” West along said easterly property line, 35.43 feet to the True Point of Beginning.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 00°06’03” East, 314.65 feet, South 28°29’57” West 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West recorded as Book 8 of Plats, Page 23, Clark County Officials Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 52.44 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 216.28 feet to the True Point of Beginning; thence continuing South 31°36’13” East, 56.85 feet; South 02°21’14” East, 61.55 feet, North 88°43’09” East, 3.81 feet to a point on said Easterly property line of said Reversionary Map; thence North 16°16’50” East along said Easterly property line, 116.48 feet; thence South 88°21’60” West along said Easterly property line and its prolongation, 68.81 feet to the True Point of Beginning.

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 0°06’03” East, 314.65 feet, South 28°29’57” West, 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West, recorded as Book 8 of Plats, Page 23, Clark County Official Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 52.44 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 273.13 feet; South 02°21’14” East, 61.55 feet; North 88°43’09” East, 3.81 feet to a point on said Easterly property line of said Reversionary Map; thence continuing North 88°43’09” East over a portion of Lot Five (5), Block Three (3) of said Plat of Central Park West, 3.95 feet; thence South 02°30’28” East, 2.99 feet to a point on said Easterly property line of said Reversionary Map also being the True Point of Beginning; thence continuing South 02°30’28” East, 8.72 feet; thence North 88°32’20” East, 21.86 feet; thence departing said block wall North 69°51’50” West along said Easterly property line of said Reversionary Map, 23.69 feet to the True Point of Beginning.

PARCEL 11M:

Lot Six (6) in Block Three (3) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

EXCEPTING THEREFROM

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 0°06’03” East, 314.65 feet, South 28°29’57” West, 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West, recorded as Book 8 of Plats,

Page 23, Clark County Official Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 52.44 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 273.13 feet; South 02°21’14” East, 61.55 feet; North 88°43’09” East, 3.81 feet to a point on said Easterly property line of said Reversionary Map; thence continuing North 88°32’09” East over a portion of Lot Five (5), Block Three (3) of said Plat of Central Park West, 3.95 feet; thence South 02°30’28” East, 2.99 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 02°30’28” East, 8.72 feet; thence North 88°32’20” East, 21.86 feet to a point on said Easterly property line of said Reversionary Map; thence continuing North 88°32’20” East over a portion of Lot Five (5), Block Three (3) of said Plat of Central Park West, 29.59 feet; thence South 29°11’43” East, 14.24 feet to the True Point of Beginning; thence continuing South 29°11’43” East, over a portion of Lot Six (6), Block Three (3) of said plat of Central Park West 45.50 feet to a point on said Easterly property line of said Reversionary Map; thence North 32°59’40” West along said Easterly property line, 46.74 feet; thence North 80°55’10” East, 3.30 feet to the True Point of Beginning.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Officials Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 0°06’03” East, 314.65 feet, South 28°29’57” West, 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West recorded as Book 8 of Plats, Page 23 Clark County Officials Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 52.44 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 273.13 feet; South 02°21’14” East, 61.55 feet; North 88°43’09” East, 3.81 feet to a point on said Easterly property line of said Reversionary Map; thence continuing North 88°43’09” East over a portion of Lot Five (5), Block Three (3) of said Plat of Central Park West, 3.95 feet; thence South 02°30’28” East, 2.99 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 02°30’28” East, 8.72 feet; thence North 88°32’20” East, 21.86 feet to a point on said Easterly property line of said Reversionary Map; thence continuing North 88°32’20” East over a portion of Lots Five (5) and Six (6), Block Three (3) of said Plat of Central Park West, 29.59 feet; thence South 29°11’43” East, 59.74 feet to a point on said Easterly property line of said Reversionary Map also being the True Point of Beginning; thence continuing South 29°11’43” East, 83.49 feet; thence South 13°37’04” East, 13.70 feet; thence continuing along said centerline of said block wall and its projection South 55°54’29” East, 20.47 feet to a point on said

Easterly property line of said Reversionary Map; thence departing said block wall and its projection North 12°13’30” East along said Easterly property line, 2.96 feet; thence North 32°59’40” West along said property line, 113.00 feet to the True Point of Beginning.

The above metes and bounds descriptions last appeared in that certain Grant, Bargain, Sale Deed recorded May 6, 2004 in Book 20040506 as Document No. 03640, Official Records.

PARCEL 11N:

Together with that portion of Central Park Circle as vacated by order of vacation recorded October 5, 2004 in Book 20041005 as Document No. 02227.

PARCEL 12: (SPACE NO. 2460 AND ADDITIONAL SPACE)

That certain portion of the Grand Canal Shops as depicted on Exhibit “B” of that certain unrecorded Lease dated May 17, 2004 by and between Grand Canal Shops II, LLC, a Delaware limited liability company, as Lessor and Venetian Casino Resort, LLC, a Nevada limited liability company, as Lessee, as disclosed to the company.

PARCEL 13: (OFFICE SPACE LEASE)

That certain portion of the Grand Canal Shops as depicted on Exhibit “B” of that certain unrecorded Lease dated May 17, 2004 by and between Grand Canal Shops II, LLC, a Delaware limited liability company, as Lessor and Venetian Casino Resort, LLC, a Nevada limited liability company, as Lessee, as disclosed to the company.

PARCEL 14: (“SHOWROOM SPACE” - SPACE NO. 1158)

That certain portion of the Grand Canal Shops as depicted on Exhibit “B” of that certain unrecorded Lease dated May 17, 2004 by and between Grand Canal Shops II, LLC, a Delaware limited liability company, as Lessor and Venetian Casino Resort, LLC, a Nevada limited liability company, as Lessee, as disclosed to the company.